SUMMARY PROSPECTUS

JUNE 30, 2014

DGHM ALL-CAP VALUE FUND
Investor Class Ticker: DGHMX
Institutional Class Ticker: DGAIX
Class C Ticker: DGACX

Before you invest, you may want to review the Funds’ Prospectus, which contains more information about the Funds and its risks. You can find the Funds’ Prospectus, Statement of Additional Information and other information about the Fund online at http:// http://dghmfunds.com/fund-filings. You may also obtain this information at no cost by calling 1-800-653-2839. The Funds Prospectus and Statement of Additional Information, both dated June 30, 2014, are incorporated by reference into this Summary Prospectus.

Summary

DGHM ALL-CAP VALUE FUND

Investment Objective

         The investment objective of the DGHM All-Cap Value Fund (the “All-Cap Value Fund”) is long-term capital appreciation.

Fees and Expenses of the All-Cap Value Fund

         This table describes the fees and expenses you may pay if you buy and hold shares of the All-Cap Value Fund.

Shareholder Fees	Investor	Institutional	Class C
(fees paid directly from your investment)	Class Shares	Class Shares	Shares

Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount purchased or redeemed, whichever is lower)	None	None	1.00%
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your Investment)

Management Fees	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%	1.00%
Other Expenses	0.70%	0.62%	0.69%
Total Annual Fund Operating Expenses	1.60%	1.27%	2.34%

           Example:

           The following example is intended to help you compare the cost of investing in the All-Cap Value Fund with the cost of investing in other mutual funds.

           The example assumes that you invest $10,000 in the All-Cap Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the All-Cap Value Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Period Invested	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$162	$505	$871	$1,900
Institutional Class Shares	$129	$403	$697	$1,534
Class C Shares	$337[1]	$730	$1,250	$2,676

_____
1  If you did not redeem your shares your cost would be $237 for the one year period.

Portfolio Turnover

           The All-Cap Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when All-Cap Value Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the All-Cap Value Fund’s performance. During the most recent fiscal year ended February 28, 2014, the All-Cap Value Fund’s portfolio turnover rate was 40.36% of the average value of its portfolio.

Principal Investment Strategies

           To achieve its investment objective, the All-Cap Value Fund invests primarily in a diversified portfolio of publicly traded equity securities of domestic companies of any market capitalization and may be unseasoned or established companies. Under normal circumstances, at least 80% of the value of its net assets is invested in publicly traded equity securities, including common stocks, preferred stocks, convertible securities, and similar instruments of various issuers. The Fund may also invest in exchange traded funds (“ETFs”). The Fund does not have a minimum allocation to any particular capitalization range.

           The Advisor uses a bottom-up selection process to attempt to identify equity securities of companies that appear to be selling at a discount relative to the Advisor’s assessment of their potential value. In identifying securities to be held by the All-Cap Value Fund, the Advisor will utilize a proprietary valuation model combined with in-depth industry and company specific research developed by the Advisor. The Advisor focuses on the cash flows historical profitability, projected future earnings, and financial condition of individual companies in identifying which securities the Fund may purchase. The Advisor may weigh other factors against a company’s valuation in deciding which companies may appear attractive for investment. These factors may include the following:

o	quality of the business franchise,
o	competitive advantage,
o	economic or market conditions,
o	deployment of capital, and
o	reputation, experience, and competence of the company’s management.

           Generally, securities are sold when the characteristics and factors used to select the security change or the security has appreciated to the point where it is no longer attractive for the All-Cap Value Fund to hold the security in its portfolio of investments. In pursuit of its investment objective, the All-Cap Value Fund may invest a significant portion of its assets in one or more sectors of the equity securities market, such as healthcare, technology, natural resources, etc. In implementing the investment strategy of the All-Cap Value Fund, the Advisor invests with a multi-year investment horizon rather than focusing on the month or quarter end data.

Principal Risks

           An investment in the All-Cap Value Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the All-Cap Value Fund will be successful in meeting its investment objective. The Advisor’s ability to choose suitable investments has a significant impact on the ability of the All-Cap Value Fund to achieve its investment objective. Generally, the All-Cap Value Fund will be subject to the following additional risks:

•	Market Risk: Market risk refers to the risk that the value of securities in the All-Cap Value Fund’s portfolio may decline due to daily fluctuations in the securities markets generally.

•	Small-Cap and Mid-Cap Securities: Investing in the securities of small-cap and mid-cap companies generally involves substantially greater risk than investing in larger, more established companies.

•
Large-Cap Securities: Prices of securities of larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the All-Cap Value Fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

•
Management Style Risk: Because the All-Cap Value Fund invests primarily in value stocks (stocks that the Advisor believes are undervalued), the All-Cap Value Fund’s performance may at times be better or worse than the performance of stock funds that focus on other types of stock strategies (e.g. growth stocks), or that have a broader investment style.

•	Sector Risk: Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the All-Cap Value Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.

•
ETF Risk: An investment in an ETF generally presents the same primary risks as an investment in a conventional registered mutual fund (i.e., one that is not exchange traded), including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decrease, thereby affecting the value of the shares of an ETF. ETFs are subject to additional risks such as the fact that the market price of its shares may trade above or below its net asset value or an active market may not develop. There is also the risk that the Fund may suffer losses due to the investment practices of the ETF. In addition, all ETFs will have costs and expenses that will be passed on to the Fund and these costs and expenses will in turn increase the All-Cap Value Fund’s expenses.

•
Issuer Risk: The value of any of the All-Cap Value Fund’s portfolio securities may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services.

•
Portfolio Turnover Risk: The All-Cap Value Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. As portfolio turnover may involve brokerage commissions and other transaction costs, there could be additional expenses for the All-Cap Value Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains.

Fund’s Past Performance

           The bar chart and performance table below illustrate the variability of the All-Cap Value Fund’s returns. The All-Cap Value Fund’s past performance (before and after taxes) does not necessarily indicate how the All-Cap Value Fund will perform in the future. The information provides some indication of the risks of investing in the All-Cap Value Fund by showing changes in its performance from year to year and by showing how its average annual returns for 1 year, 5 years, and since inception periods compare with those of a broad measure of market performance. Updated information on the All-Cap Value Fund’s results can be obtained by visiting www.dghm.com or by calling toll-free at 1-800-653-2839.

           The following bar chart shows the Fund’s annual returns for the Investor Class shares of the Fund as of December 31, 2013. The performance of the Fund’s Institutional Class shares and Class C shares would differ from the Investor Class returns shown in the bar chart because the expenses of the Classes differ.

           The Fund was reorganized on October 23, 2013 from a series of DGHM Investment Trust, a Delaware statutory trust (the “Predecessor Fund”), to a series of the World Funds Trust, a Delaware statutory trust (the “Reorganization”). The performance information shown below is based upon the average annual total returns of the Predecessor Fund. The performance information below is intended to serve as an illustration of the variability of the Fund’s returns since the Fund is a continuation of the Predecessor Fund and has the same investment objective and investment strategies as the Predecessor Fund. While the Fund is substantially similar to the Predecessor Fund and theoretically would have invested in the same portfolio of securities, the Fund’s performance during the same time period may have been different than the performance of the Predecessor Fund due to, among other things, differences in fees and expenses.

           During the periods shown in the bar chart, the Investor Class Shares’ highest return for a calendar quarter was 17.36% (quarter ending 06/30/09) and the Investor Class Shares’ lowest return for a calendar quarter was (18.19%) (quarter ending 09/30/11). The year-to-date return for the Investor Class Shares as of March 31, 2014 was 4.31%.

           The following table shows how average annual total returns of the Fund’s Investor Class shares compared to those of the Fund’s benchmark. The table also presents the impact of taxes on the Fund’s Investor Class Shares.

Average Annual Total Return as of December 31, 2013

	1 Year	5 Years	Life of Fund*

Predecessor Fund Return
Before Taxes (Investor Class)	36.15%	15.77%	7.00%

Return After Taxes on Distribution[1]
(Investor class)	32.80%	15.77%	7.00%

Return After Taxes on Distribution
and Sale of Fund Shares[1]
(Investor Class)	22.65%	15.10%	6.38%

Return Before Taxes
(Institutional Class)	36.60%	N/A	16.20%

Return Before Taxes
(Class C)	35.16%	14.94%	6.23%

Russell 3000® Value Index
(reflects no deduction for fees, expenses or taxes)	32.69%	16.75%	3.61% (6/20/07)

           * The Predecessor Fund commenced operations on June 20, 2007 for Investor Class and Class C shares and July 19, 2010 for Institutional Class Shares. The Fund has the same investment objective, strategies and policies and the Predecessor Fund.

           1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

           Dalton, Greiner, Hartman, Maher & Co., LLC is the investment advisor to the All-Cap Value Fund.

Portfolio Managers

           The Advisor’s management team that is primarily responsible for the day-to-day management of the All-Cap Value Fund is comprised of the following individuals:

•	Bruce H. Geller, Portfolio Manager since the All-Cap Value Fund’s inception.
•	Peter A. Gulli, Portfolio Manager since July 2010.
•	Jeffrey C. Baker, Portfolio Manager since the All-Cap Value Fund’s inception.

Purchase and Sale of Fund Shares

           The minimum initial investment in each series portfolio of the Trust – the All-Cap Value Fund and the V2000 SmallCap Value Fund (each a “Fund” and collectively the “Funds”) – is $2,500 for the Investor Class Shares, $100,000 for the Institutional Class Shares and $1,000 for the Class C Shares, and $500 for subsequent investments, with the exception of continuous investment plans. A redemption resulting from this minimum investment policy will be made upon thirty (30) days written notice to the shareholder unless the balance is increased to an amount in excess of $2,500 for Investor Class Shares and $1,000 for Class C Shares. In the event that a shareholder’s account falls below the stated minimum due to market fluctuation, the Fund will not redeem the account.

           You may redeem shares of the Funds at any time by writing to or calling the Funds’ transfer agent. You may also redeem shares by contacting any broker-dealer authorized to take orders for the Funds.

Tax Information

           You will generally be subject to federal income tax each year on dividend and distribution payments, as well as on any gain realized when you sell (redeem) or exchange your Fund shares. If you hold Fund shares through a tax-deferred account (such as a retirement plan), you generally will not owe tax until you receive a distribution from the account.

Financial Intermediary Compensation

          If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.